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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 2, 2006

                             GENESEE & WYOMING INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                   001-31456               06-0984624
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

     66 FIELD POINT ROAD, GREENWICH, CONNECTICUT                 06830
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (203) 629-3722

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition

On May 2, 2006, Genesee & Wyoming Inc. issued a press release reporting financial results for the first quarter of 2006. A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibit.

99.1 Press release, dated May 2, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GENESEE & WYOMING INC.

May 2, 2006                                       By:  /s/ Timothy J. Gallagher
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                                                       Timothy J. Gallagher
                                                       Chief Financial Officer